ISSUER FREE WRITING PROSPECTUS

Filed Pursuant to Rule 433

Registration Statement No. 333-200212

Dated December 11, 2014

exhibit 99.1

ISSUER FREE WRITING PROSPECTUS Filed Pursuant to Rule 433 Registration Statement No. 333-200212 Dated December 11, 2014

For a constructive

approach to high yield*,

add a measure of stability.

See disclaimer

Introducing:

ETRACS

2xLeveraged US

High Dividend

Low Volatility ETN

See disclaimer

Tracking high-yield* stocks

that have demonstrated

low volatility.

See disclaimer

Built with high yield*

and stability in mind.

See disclaimer

ETRACS

2xLeveraged US

High Dividend

Low Volatility ETN

Access. Choice. Precision.

Ticker: HDLV

Learn more

See disclaimer

Disclaimer

The ETNs may pay a variable monthly coupon or distribution linked to 2x the cash distributions, if any, made by the index constituents. If the index constituents do not make any cash distributions, investors will not receive any coupons under the ETNs. Investors are not guaranteed any coupon or distribution amount under the ETNs.